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                                                                    EXHIBIT 10.2


                      TRANSACTION BONUS AGREEMENT AMENDMENT

                               Amendment Number 1

This Amendment Number 1 to the Transaction Bonus Agreement dated May 14, 2001 between Hanover Direct, Inc., a Delaware corporation (the "Company"), and Thomas
C. Shull ("Shull"), which evidenced the grant to Shull by the Company of a transaction bonus upon the occurrence of a Change in Control (the "Termination Bonus Agreement"), shall be effective as of September 1, 2002.

                              W I T N E S S E T H :

         WHEREAS, the Company and Shull entered into the Transaction Bonus Agreement; and

         WHEREAS, the Company and Shull now desire to amend the Transaction Bonus Agreement in certain respects.

         NOW, THEREFORE, it is agreed by and between the parties hereto to the following amendments to the Transaction Bonus Agreement:

         1. The number at the end of the third sentence of the first paragraph of the Transaction Bonus Agreement is hereby changed from "$600,000" to "$900,000."


         2. All references in the Transaction Bonus Agreement and in this Amendment Number 1 to the "Services Agreement" shall refer to the Employment Agreement between the Company and Shull, entered into as of September 1, 2002.
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         3. Except as hereunder provided, the Transaction Bonus Agreement shall remain in full force and effect without further modification. IN WITNESS WHEREOF, the Company and Shull have executed this Amendment Number 1 as of September 1, 2002.

                                    HANOVER DIRECT, INC.

                                    By:     /s/ Michael D. Contino
                                            --------------------------
                                            Name:  Michael D. Contino
                                            Title: Executive Vice President and
                                                   Chief Operating Officer

                                    /s/ Thomas C. Shull
                                    --------------------------
                                    Thomas C. Shull